© Qorvo, Inc. 1 Qorvo Investor Day May 25, 2017

© Qorvo, Inc. 2 Qorvo Doug DeLieto, Vice President of IR

© Qorvo, Inc. 3 Forward-looking statements Safe Harbor This presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about our plans, objectives, representations and contentions and are not historical facts and typically are identified by use of terms such as “may,” “will,” “should,” “could,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “forecast,” “predict,” “potential,” “continue” and similar words, although some forward-looking statements are expressed differently. You should be aware that the forward-looking statements included herein represent management’s current judgment and expectations, but our actual results, events and performance could differ materially from those expressed or implied by forward-looking statements. We do not intend to update any of these forward-looking statements or publicly announce the results of any revisions to these forward-looking statements, other than as is required under U.S. federal securities laws. Qorvo’s business is subject to numerous risks and uncertainties, including those relating to fluctuations in our operating results, our dependence on a few large customers for a substantial portion of our revenue, a loss of revenue if contracts with the U.S. government or defense and aerospace contractors are canceled or delayed, our ability to implement innovative technologies, our ability to bring new products to market and achieve design wins, the efficient and successful operation of our wafer fabrication and other facilities, our ability to adjust production capacity in a timely fashion in response to changes in demand for our products, variability in manufacturing yields, industry overcapacity, inaccurate product forecasts and corresponding inventory and manufacturing costs, dependence on third parties, our dependence on international sales and operations, our ability to attract and retain skilled personnel and develop leaders, the possibility that future acquisitions may dilute our stockholders’ ownership and cause us to incur debt and assume contingent liabilities, fluctuations in the price of our common stock, our ability to protect our intellectual property, claims of intellectual property infringement and other lawsuits, security breaches and other similar disruptions compromising our information, and the impact of government and stringent environmental regulations. These and other risks and uncertainties, which are described in more detail in Qorvo’s most recent Annual Report on Form 10-K and in other reports and statements filed with the Securities and Exchange Commission, could cause actual results and developments to be materially different from those expressed or implied by any of these forward-looking statements. For more information regarding non-GAAP financial measures, including reconciliations to the nearest GAAP measures, see the Supplemental Information on Non-GAAP Financial Measures included with this presentation and our earnings releases available on our website at www.qorvo.com.

© Qorvo, Inc. 4 [AUDIO TRANSCRIPT OF VIDEO TO BE PLAYED AT INVESTOR DAY] [A successful journey begins with vision – to solve problems, to simplify and improve lives. At Qorvo, we envision this and so much more. We are helping customers at the center of communication, building solutions that meet the growing demands of a connected world. Our RF expertise and core technologies are critical and life changing, and our values and commitment to a better world are serving on the ground, at sea and in the air. At Qorvo, we see a future where you remotely control all aspects of your home, where medical conditions are proactively managed, where your car is self-driving, your reality is virtual and new possibilities emerge – a future where our core technologies bring people closer to the stars. At Qorvo, what we do matters – developing solutions today for a better more connected tomorrow.]

© Qorvo, Inc. 5 Agenda Bob Bruggeworth Overview 8:30 am – 8:40 am James Klein Infrastructure & Defense 8:40 am – 9:25 am Break 9:25 am – 9:40 am Eric Creviston Mobile Products 9:40 am – 10:25 am Steve Grant Operations 10:25 am – 10:45 am Mark Murphy Financials 10:45 am – 11:00 am Q&A 11:00 am – 11:30 am

© Qorvo, Inc. 6 Qorvo Bob Bruggeworth, President and CEO

© Qorvo, Inc. 7 Connectivity Is A Way Of Life

© Qorvo, Inc. 8 Connecting People, Places and Things Mobile DevicesWearables Broadband/ CATV Networks Video Conferencing Wi-Fi Smart Home Streaming Media Cellular Infrastructure Smart Energy Crowd-Sourced Traffic Connected Car Health Monitors Qorvo Connects the World

© Qorvo, Inc. 9 Limited RF Spectrum vs. Unlimited Demand Source: Cisco Visual Networking Index (VNI) Forecast, 2/2017 7 49 0 10 20 30 40 50 60 2016 2021 Exabytes per Month … while RF spectrum is becoming increasingly crowded Demand for mobile data will grow 7X by 2021 … Source: U.S. Dept. of Commerce

© Qorvo, Inc. 10 Technology leadership in era of increasing RF complexity Multiple Long-Term Growth Drivers Diversified and Above-Market Growth IDP Mobile SEGMENTS DRIVERS MARKETS Content Expansion GaN IoT

© Qorvo, Inc. 11 Qorvo was built for this It’s an Exciting Time to be in RF Delivering high-value, differentiated products into diversified markets Innovating to solve customer challenges Establishing a wide and deep technology moat Positioned to deliver long-term growth and improved financials

© Qorvo, Inc. 12 [AUDIO TRANSCRIPT OF VIDEO TO BE PLAYED AT INVESTOR DAY] [All around you – Qorvo’s IDP is forging a new era of communications connecting and protecting what matters: • enhancing the speed and reliability of smart car connectivity for safer, more efficient roads; • upgrading WiFi capabilities to serve more devices with greater throughput than ever before; • pioneering low power wireless technologies that create seamless IoT networks for greater home security, control and energy management; • engineering components that amplify capacity and performance of data centers and optical networks; • partnering with worldwide defense communities to solve impossible challenges; • innovating GaN technologies that empower armed forces to detect and share information in real time; and • transforming base station technologies worldwide laying the foundations for the coming 5G revolution. Join us, and together we’ll build a better, more connected and protected world – on the ground, at sea, and in the air. Qorvo – all around you.]

© Qorvo, Inc. 13 Infrastructure and Defense Products James Klein, President

© Qorvo, Inc. 14 Infrastructure & Defense CONNECT & PROTECT™ Innovation Product Leadership Speed Scale Solving our customers’ most difficult challengesMISSION: Driving Growth & Value

© Qorvo, Inc. 15 Strong Foundation Optimized Growth Portfolio Investing to Lead IoT GaN Optimized for Growth Portfolio positioned for IoT, 5G and GaN trends

© Qorvo, Inc. 16 The Connected World of IoT Opportunities abound Numerous Vertical Markets Multiple Open & Proprietary Standards >25B Connected Devices by 2020 +100 more IoT NB-

© Qorvo, Inc. 17 Internet of Things >25B connected devices by 2020 Pace of Change Source: Ericsson

IoT Connectivity Architecture

Participating in every connection



5G and Broadband
Wi Fi
Wi Fi
Wi Fi
Audio
Audio
Audio
Wi Fi
Wi Fi
Wi Fi
Wi Fi
Wi-Fi, high-speed connectivity
ZigBee, low-power networking
Bluetooth connectivity
Audio
Audio interfacing
5G, Broadband,…
Wi-Fi distributed infrastructure
Wi-Fi end-devices (phones, PCs, TVs…)
ZigBee node
Bluetooth node

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© Qorvo, Inc. 19 $0 $200 $400 $600 $800 $1,000 $1,200 2017 2021 GaN Adoption Accelerating Source: Strategy Analytics GaN Market Forecast 2016 and management estimates. 25% market CAGR $M RF GaN Market Projections Driven by data traffic and advanced defense systems Top 3 market segments experiencing rapid adoption Performance and scale requirements favor established suppliers with technology maturity

© Qorvo, Inc. 20 Meeting the needs of advanced RF systems Why GaN? Efficiency Drives Lower Total Solution Costs Higher Efficiency Drives Smaller Die Sizes and Costs Defense and Commercial Shipments Drive Scale Thermal Performance Drives Long Term Reliability Efficiency and Broadband Coverage Enable 5G Enables Broader Spectrum Usage 500 MHz 100 GHz200°C 107 hrs.

© Qorvo, Inc. 21 5G is More Than Just Higher Speeds Connections are all around you Source: 3GPP

© Qorvo, Inc. 22 The Path to 5G Networks Field Trials Underway • mmW system architectures • Massive MIMO • Integrated backhaul & cloud-based RAN Disruptive Technologies 5G Network Infrastructure Market CAGR 70% Source: Ericsson Europe 37% North America 55% Latin America 50% Asia Pacific 27% Telco 5G adoption over next 5 years

© Qorvo, Inc. 23 GaN PAs balance power consumption vs array complexity 5G Phased Arrays at 30 GHz 256 Power Consumption vs. Number of Active Elements for EIRP=60 dBm Number of Active Elements 8 16 32 64 96 128 160 192 224 100 200 300 1,000 DC P o w e r Co n s um p ti o n ( W ) 500 8% PA Eff 20% PA Eff Effective Radiated Power (ERP) drives range and coverage Power consumption drives operating cost Fewer elements reduce complexity and system costs# GaN GaAs CMOS SiGe/SOI

© Qorvo, Inc. 24 12.9mm2 Power density and die size enable phased array applications 0.25 um GaAs Die PD: ~ 650 mW/mm Multiple GaN Die Massive MIMO Arrays GaN Drives mmWave Integration 2002 2005 2017+2014 64 Supported Antennas 30 mm 3 0 m m 1.56mm2 88% Die Size Reduction @ 4x Power Density 8.7mm2 0.15 um GaAs Die PD: ~ 800 mW/mm 0.15 um GaN Die PD: ~ 2,800 mW/mm

© Qorvo, Inc. 25 Key markets aggregate annual growth of >20% Leadership Across Key Markets Macro Trends IoT GaN Today’s Markets & Future Opportunities

© Qorvo, Inc. 26 Defense Growth • DoD Category 1A Trusted Source • Industry’s broadest RF capabilities • 1-100 GHz frequency coverage • Higher levels of integration • Driven by phased array radar and electronic warfare • 2017-2021 CAGR: 8% (GaN >25%) GaN fueling above-market growth Source: Industry reports and management estimates

© Qorvo, Inc. 27 Base Station Growth • Rapidly expanding GaN portfolio • Participant in all major 5G trials • Higher levels of integration • GaN displacing LDMOS • Massive MIMO 10x higher content • 5G field trials underway • 2017-2021 CAGR: 6% (GaN >25%) GaN and 5G driving long-term growth Source: Industry reports and management estimates

© Qorvo, Inc. 28 Optical Growth • Driven by increased data demand • Systems driving to 800 Gbps • 2017-2021 CAGR: 14% • Expanding technology and product portfolio targeting DCI • Higher levels of integration Leveraging our telecom leadership into Data Center Interconnect (DCI) Source: Industry reports and management estimates

© Qorvo, Inc. 29 Smart Home IoT Growth • IoT adoption begins in the home • 2017-2021 CAGR: 47% • Broad RF and low power SoC portfolio • Industry’s first multi-protocol platform • Leveraging Wi-Fi experience Open standards accelerating adoption Source: Industry reports and management estimates

© Qorvo, Inc. 30 Wi-Fi Customer Premises Equipment (CPE) Growth • Distributed Wi-Fi nodes • Consumer and enterprise requirements converging • Multi-user streaming media • 802.11ax adoption • 2017-2021 CAGR: 10% • Best in class PAs and LNAs • Integrated FEMs with premium filters High-performance products enable system capacity Source: Industry reports and management estimates

© Qorvo, Inc. 31 Automotive Connectivity Growth • 69M connected cars by 2020 • Consumer demand and regulations driving safety and connectivity • 2017-2021 CAGR: 29% • AECQ-100 qualified portfolio of active & premium filter products • Five ISO TS-16949 certified factories • Focused on SDARS, Wi-Fi, LTE Moving telecom products to the car Source: Industry reports and management estimates

© Qorvo, Inc. 32 High-value innovation in diverse growth markets Delivering a Highly Profitable Model Strongly positioned to address IoT, 5G, GaN macro trends Winning in $4B diversified market with broad technology capability Market portfolio growing at 10-15%

© Qorvo, Inc. Break until 9:40am

© Qorvo, Inc. 34 Mobile Products Eric Creviston, President

© Qorvo, Inc. Connectivity Is Changing Lives

© Qorvo, Inc. 36 Global mobile traffic forecast Demand for Mobile Data is Accelerating 0 10 20 30 40 50 60 2016 2017 2018 2019 2020 2021 E xab yt e s per M on th Asia Pacific Americas EMEA 47% CAGR Source: Cisco Mobile VNI Study, 2017

© Qorvo, Inc. 37 Generational shift in how information is consumed Streaming Video: The New Baseline 15 Years Ago 05 Years Ago Now Messi scores two stunning goals

© Qorvo, Inc. 38 New business models rely on improved uplink capabilities Live Stream Goes Mainstream

© Qorvo, Inc. 39 Network Performance is Lagging Demand SpeedAvailability United States United States

© Qorvo, Inc. 40 The Race to Gigabit Performance and Beyond Carrier Aggregation (CA) simultaneous data streams LTE over unlicensed spectrum more available bandwidth Higher Order Modulation (256 QAM) faster throughput 4x4 MIMO multiple data paths

© Qorvo, Inc. 41 Unlicensed LAA Joins Licensed LTE to Help Achieve Gbps Speeds Advanced architectures drive continuous growth in RF complexity Global Delivery of Gigabit Performance CA Band Combinations and Advanced Modulation Drive RF Complexity

© Qorvo, Inc. 42 Transitioning to a 4X4 MIMO implementation for higher data throughput Advanced Antenna Solutions Required Main Path One Antenna Diversity Path Two Antennas MIMO Implementation 4X4 MIMO Implementation Four Antennas + Tuning + Switching + Filtering + LNAs

© Qorvo, Inc. 43 Transition to 256 QAM drives need for higher quality RF Advanced Modulation Required for Higher Throughput Higher order modulation adds more communication resolution increasing signal density The RF challenge is to keep the signals distinct with a high signal to noise ratio (SNR) Achieved with better RF filters, amplifiers, switches, tuning and module design 16 QAM 256 QAM Low SNR High SNR Vs.

© Qorvo, Inc. 44 Enabled through successive generations of RF technology Strong History of Advancing Industry Standards LTE/LTE Advanced LTE/LTE Advanced Pro 2002 2008 2014 2020 2020+ GaAs HBT PA pHEMT Antenna Switch Module with Filter Integration Integrated Shielding Integrated Power Control TC SAW Duplexers BAW Duplexers SOI Switch for Linearity BAW Multiplexing UL CA Ultra Linear Switch Total Front End Modules Antenna Tuning Envelope Tracking more connections richer content (video) Phased Array Systems < 0.5 Mbps 63+ Mbps 0.5-1 Gbps >1 Gbps 10+ Gbps2G 3G 4G 4G 5G

© Qorvo, Inc. 45 Flagship Performance Low Risk to RF Compliance Full 3GPP & Carrier Compliance Rapid Handset Development Systems engineering, layout & software support ACLR Compliance Output Power Compliance Receiver Sensitivity Compliance Complete, Global CA Solution CA Validated LTE Sub-Systems Best Positioned to Deliver Complete RF Solutions Solving customer problems at the system level

© Qorvo, Inc. 46 Evolution of the RF Front End Single Carrier, 3G One Antenna 4G, DL CA Two Antennas LTE Advanced / Pro (Pre-5G), 5 Carrier CA Four Antennas High Band Mid Band Low Band Low Band Mid / High Band Diversity Path ANT MUX Main Path ANT MUX

© Qorvo, Inc. 47 Distinct Architectures for Each Business Model Emerging IoT Future Performance Future Premium High Band Mid Band Low Band Low Band Mid / High Band Diversity Path ANT MUX Main Path ANT MUX

© Qorvo, Inc. 48 Requirements for advanced filtering continue to grow Managing Crowded Frequency Spectrum A unique filter is required for each band of operation Frequency spectrum allocation Source: U.S. Dept. of Commerce

© Qorvo, Inc. 49 Qorvo BAW5: World-Class Filter Performance In se rti o n L o s s (dB ) Frequency (MHz) Improved Q factor reduces insertion loss Improved coupling factor increases useable bandwidth BAW4 Enabling broad band, low loss operation Band of operation

© Qorvo, Inc. 50 Enabling Advanced CA with Higher Order Multiplexers Tx1 Tx2 Tx3 Rx1 Rx2 Rx3 Connect multiple transmit & receive signal paths through a single node In se rt io n L o ss ( d B ) Frequency (MHz)

© Qorvo, Inc. 51 Filter Technology Leveraging Technology to Solve RF Challenges Targeted investments aligned to portfolio strategy and future customer needs BAW 5 Significant bandwidth and IL improvements Next-Generation SOI Significant improvement in IL and digital density Envelope Tracking New high-efficiency ET tracker supporting Power Class 2 and uplink carrier aggregation Integration Expanded capacity for next-gen integrated front end modules Switch Technology Power Management Packaging/Assembly

© Qorvo, Inc. 52 TAM driven by content growth and mix shift to performance tier Increasing Value of RF Solutions $0B $3B $6B $9B $12B $15B $18B $21B 2015 2016 2017 2018 2019 2020 Legacy Value Performance Premium Value 3G/4G Performance 4G Premium 4G Legacy 2G/3G $0.75 $4.00 $7.50 $19.50 $ Content by Segment Average RF Content/Device Source: Management Estimates 0 500 1,000 1,500 2,000 2 0 1 5 2 0 1 6 2 0 1 7 2 0 1 8 2 0 1 9 2 0 2 0 0 500 1,000 1,500 2,000 2 0 1 5 2 0 1 6 2 0 1 7 2 0 1 8 2 0 1 9 2 0 2 0 0 500 1,000 1,500 2,000 2 0 1 5 2 0 1 6 2 0 1 7 2 0 1 8 2 0 1 9 2 0 2 0 0 500 1,000 1,500 2,000 2 0 1 5 2 0 1 6 2 0 1 7 2 0 1 8 2 0 1 9 2 0 2 0 Unit Shipments Trend

© Qorvo, Inc. 53 Qorvo Mobile positioned for continued growth Building the World’s Best RF Partner Solve customers’ RF challenges with innovative portfolio of core RF solutions Capitalize on global presence and scale in R&D, sales & marketing Lead the transition to 5G and IoT

© Qorvo, Inc. 54 Operations Steve Grant, VP Technology & Manufacturing

© Qorvo, Inc. 55 Industry-leading technology portfolio Manufacturing scale and positioned for growth Cost reduction and learning rates Operational excellence Qorvo Operations Strategy

Operations Leadership Team

World-class research, development & manufacturing team



Adv. Technology Development
Infineon, 30+ years industry
PhD



GM Beijing Manufacturing
Chartered Semi, 20+ years industry



GM Dezhou Manufacturing
Intel, 20+ years industry



Foundry Engineering
IBM, 20+ years industry



Texas Fab Manager
TI, 25+ years industry
PhD



Texas Fab Manager
ST Micro, 25+ years industry
PhD



Florida Fab Manager
TI, ST Micro, 20 years industry



North Carolina Fab Manager
20 years industry
PhD



Oregon Fab Manager
Intel, 25+ years industry
PhD

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© Qorvo, Inc. 57 RF technology integration RF Technology Portfolio Bulk Acoustic Wave (BAW) Filters Surface Acoustic Wave (SAW) Filters GaAs Power Amplifiers SiGe Power Amplifiers GaN Power Amplifiers SOI Switches CMOS Controllers Flip Chip Assembly Technology Shown to scale Low Band S-PAD

© Qorvo, Inc. 58 Filters Power Amplifiers ET PMIC Tuners Switches SAW TC-SAW BAW GaN GaAs Silicon CMOS SOI SOI Comprehensive Product & Technology Portfolio Competitor A Competitor B Qorvo Uniquely positioned to deliver a diverse suite of solutions

© Qorvo, Inc. 59 Increasing levels of complexity SAW-Based Modules 9 Die Placements Module Footprint – 26 mm2 14 Die Placements Module Footprint – 45 mm2 2014 2016 6 SAW filters 16 SAW filters

© Qorvo, Inc. 60 Increasing levels of complexity BAW-Based Modules 10 Die Placements Module Footprint – 27 mm2 17 Die Placements Module Footprint – 45 mm2 2014 2016 4 BAW filters 12 BAW filters

© Qorvo, Inc. 61 Scale to support industry-leading revenue growth Manufacturing Scale GaAs Hillsboro SAW and GaAs Greensboro SAW Apopka BAW and GaN Richardson Farmers Branch BAW and SAW Assembly Costa Rica Assembly/Test Beijing Assembly/Test Dezhou Silicon Partners

© Qorvo, Inc. 62 Wafer size conversions Cost Reduction Initiatives Cost-effective way to expand with little capital investment >90% of existing install tool sets are upgradeable Within 5% of line and die yields for larger-sized wafers 125% SAW BAW 4” to 6” wafer size conversion First 6” TC-SAW production Produced in Greensboro and Apopka 6” to 8” wafer size conversion Richardson 8” shipments in summer Farmers Branch qualification Increase 75% Increase4” 6” 8”

© Qorvo, Inc. 63 ‘13 ‘14 ‘15 ‘16 ‘17 ‘18 ‘19 SAW advancements Technology Initiatives Production Surface Mount Technology 1.0 SMT 2.5 Performance Improvement SMT 2.0 25% Size Reduction 4” to 6” Wafer Conversion Laser Dicing

© Qorvo, Inc. 64 ‘13 ‘14 ‘15 ‘16 ‘17 ‘18 ‘19 BAW advancements Technology Initiatives Laser Dicing Wafer Level Packaging Micro-BAW 40% Size Reduction 6” – 8” Wafer Conversion Gen 5 Resonator Performance WLP Shrink Production

© Qorvo, Inc. 65 ‘13 ‘14 ‘15 ‘16 ‘17 ‘18 ‘19 GaN advancements Technology Initiatives GaN 15 (0.15 m) GaN 25 (0.25 m) High Voltage 4” to 6” Wafer Conversion GaN 15 Gen2 LCOR Packaging Production

© Qorvo, Inc. 66 Qorvo R&D Wins:  6” TC SAW  SAW SMT  8” BAW  BAW Gen 5  HBT5 PAs  GaN PAs  Flip Chip  SOI Switches  ET Controllers Technology development Operational Excellence • Process innovation and development engine • Wide and deep technology moat • Organic development capabilities • Development speed and complexity • Development execution • One year technology cadence • Effective handoff between development and manufacturing

© Qorvo, Inc. 67 Clean launch and production excellence Operational Excellence Pipeline Die-Level Traceability In Situ Development Hand-off Real-time Tool Monitoring Automated Visual Inspection Parametric Testing Wafer and Module 100% Known Good Singulated Die Ongoing Reliability Testing >3B BAW die/year >10B switches shipped >4B mobile modules/year >2B SAW die/year <25 DPM

© Qorvo, Inc. 68 Qorvo Operations Summary A solid foundation of innovation • Technology leadership from transceiver to antenna • Centers of Excellence for GaN, GaAs, SiGe, Si, BAW/SAW filters, assembly & test Built to win today and in the future • Proven industry “athletes” • Adding filter capability/capacity – wafer conversions and fab expansion • Driving down costs while advancing the industry’s broadest technology portfolio

© Qorvo, Inc. 69 Financials Mark Murphy, Chief Financial Officer

© Qorvo, Inc. 70 Profitable Growth Discipline, consistency and predictability Above-Market Revenue Growth • Broad-based IDP growth driven by GaN, IoT and 5G • Increasingly complex content-driven Mobile growth Create Shareholder Value Expanding Margins • Improving mix and higher utilization rates • Manufacturing, R&D and SG&A productivity Increasing Free Cash Flow • Revenue growth with operating leverage • Lower capital intensity Market CAGR of 10-15% FY17 – FY20 ~ 1,000 bps higher OM% FY17 – FY20 100% FCF growth FY18 Source: Industry reports and management estimates Non-GAAP. For more information regarding non-GAAP financial measures, including reconciliations to the nearest GAAP measures, see the Supplemental Information on Non-GAAP Financial Measures included with this presentation and our earnings releases available on our website at www.qorvo.com.

© Qorvo, Inc. 71 Multiple Long-Term Growth Drivers Technology leadership in era of increasing RF complexity Diversified and Above Market Growth IDP Mobile SEGMENTS DRIVERS MARKETS (1) +8% +10% +14% +6% +47% +29% +13% 10-15% CAGR Content Expansion GaN IoT (1) 5 year CAGR; Source: Industry reports and management estimates.

Expanding Margins

Enterprise-wide efforts on productivity

Continuous Improvement
The Qorvo Way

GM%	Higher BAW Volumes	~ 40% BAW-based Mobile revenue FY19
	Larger Wafers	6" SAW = +125% and 8" BAW = +75%
	Die Shrink	SAW (25%) and BAW (40%) die shrink
	"Sweating the Assets"	> 90% tools upgradable / extendable
	Sourcing Initiatives	Filter insourcing, joint productivity
R&D	Portfolio Management	Targeted spend
	Design Efficiency	Design reuse and less prototyping
SG&A	ERP Consolidation	Standardize, consolidate, automate
	Qorvo Lean	SG&A growth < ½ rate of sales growth

Operating Leverage

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© Qorvo, Inc. 73 FY18 FCF growth ~2x year over year Focused on Free Cash Flow $0 M $250 M $500 M $750 M $1,000 M FY15 FY16 FY17 FY18  Operating Cash Flow  Capital Expenditures 2x Free Cash Flow Non-GAAP. For more information regarding non-GAAP financial measures, including reconciliations to the nearest GAAP measures, see the Supplemental Information on Non-GAAP Financial Measures included with this presentation and our earnings releases available on our website at www.qorvo.com.

© Qorvo, Inc. 74 Balanced and disciplined approach Capital Allocation Capital Priorities: • Reinvest for growth • Targeted acquisitions • Return cash to shareholders Capacity for Additional Leverage: • Long-term target ~1.5X Debt/EBITDA • Notes callable in 2018 and 2020 $1.6B in share repurchases at $53.58 per share average FY17 FY18 FY 2017 ($M) Cash $545 Debt $989 Debt / EBITDA 1.1x Net Debt / EBITDA 0.5x FY17 ($M) Q2 Q3 Q4 FCF $130 $84 $81 Repurchase $91 $67 $51 % of FCF 70% 80% 63% Non-GAAP. For more information regarding non-GAAP financial measures, including reconciliations to the nearest GAAP measures, see the Supplemental Information on Non-GAAP Financial Measures included with this presentation and our earnings releases available on our website at www.qorvo.com.

© Qorvo, Inc. 75 Strong revenue growth and higher margins Target Operating Model Beyond FY18 Metric IDP Mobile Qorvo Revenue Growth (1) Greater than Market Non-GAAP Target Model (2) (% Sales) Gross Margin > 60% > 48% > 50% Operating Expenses < 30% < 18% < 20% Operating Margin > 30% > 30% 30% - 35% (1) Aggregate market CAGR projected to be 10%-15% through 2021. (2) Non-GAAP. For more information regarding non-GAAP financial measures, including reconciliations to the nearest GAAP measures, see the Supplemental Information on Non-GAAP Financial Measures included with this presentation and our earnings releases available on our website at www.qorvo.com. NOTES: • Non-GAAP tax rate forecasted < 10% in FY18 with rate expected to increase to 11-13% by FY2020. • June quarter guidance unchanged as provided 5/3/17.

© Qorvo, Inc. 76 Connectivity Is A Way Of Life Thank You

© Qorvo, Inc. Q&A

© Qorvo, Inc. Thank you

© Qorvo, Inc. Important Supplemental Information

© Qorvo, Inc. 80 Supplemental information on Non-GAAP financial measures Qorvo Investor Day Presentation In addition to disclosing financial results calculated in accordance with United States (U.S.) generally accepted accounting principles (GAAP), this presentation contains the following non-GAAP financial measures: (i) non-GAAP gross margin, (ii) non-GAAP operating margin, (iii) free cash flow, (iv) EBITDA, and (v) net debt. Each of these non-GAAP financial measures is either adjusted from GAAP results to exclude certain expenses or derived from multiple GAAP measures as described below. In managing Qorvo's business on a consolidated basis, management develops an annual operating plan, which is approved by our Board of Directors, using non-GAAP financial measures. In developing and monitoring performance against this plan, management considers the actual or potential impacts on these non-GAAP financial measures from actions taken to reduce costs with the goal of increasing gross margin and operating margin. In addition, management relies upon these non-GAAP financial measures to assess whether research and development efforts are at an appropriate level, and when making decisions about product spending, administrative budgets, and other operating expenses. Also, we believe that non-GAAP financial measures provide useful supplemental information to investors and enable investors to analyze the results of operations in the same way as management. We have chosen to provide this supplemental information to enable investors to perform additional comparisons of our operating results, to assess our liquidity and capital position and to analyze financial performance excluding the effect of expenses unrelated to operations, certain non-cash expenses and stock-based compensation expense, which may obscure trends in Qorvo's underlying performance. We believe that these non-GAAP financial measures offer an additional view of Qorvo's operations that, when coupled with the GAAP results and the reconciliations to corresponding GAAP financial measures where necessary, provide a more complete understanding of Qorvo's results of operations and the factors and trends affecting Qorvo's business. However, these non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP.

© Qorvo, Inc. 81 Supplemental information on Non-GAAP financial measures (continued) Qorvo Investor Day Presentation Our rationale for using these non-GAAP financial measures, as well as their impact on the presentation of Qorvo's operations, are outlined below: Non-GAAP gross margin. Non-GAAP gross margin excludes stock-based compensation expense, amortization of intangible assets, non-cash deferred royalty revenue, non-cash prepaid royalty amortization, and certain non-cash expenses. We believe that exclusion of these costs in presenting non-GAAP gross margin gives management and investors a more effective means of evaluating Qorvo's historical performance and projected costs and the potential for realizing cost efficiencies. We believe that the majority of Qorvo's purchased intangibles are not relevant to analyzing current operations because they generally represent costs incurred by the acquired company to build value prior to acquisition, and thus are effectively part of transaction costs rather than ongoing costs of operating Qorvo's business. In this regard, we note that (i) once the intangibles are fully amortized, the intangibles will not be replaced with cash costs and therefore, the exclusion of these costs provides management and investors with better visibility into the actual costs required to generate revenues over time, and (ii) although we set the amortization expense based on useful life of the various assets at the time of the transaction, we cannot influence the timing and amount of the future amortization expense recognition once the lives are established. Similarly, we believe that presentation of non-GAAP gross margin and other non-GAAP financial measures that exclude the impact of stock-based compensation expense assists management and investors in evaluating the period-over-period performance of Qorvo's ongoing operations because (i) the expenses are non-cash in nature, and (ii) although the size of the grants is within our control, the amount of expense varies depending on factors such as short-term fluctuations in stock price volatility and prevailing interest rates, which can be unrelated to the operational performance of Qorvo during the period in which the expense is incurred and generally are outside the control of management. Moreover, we believe that the exclusion of stock-based compensation expense in presenting non-GAAP gross margin and other non-GAAP financial measures is useful to investors to understand the impact of the expensing of stock-based compensation to Qorvo's gross margin and other financial measures in comparison to both prior periods as well as to its competitors. We also believe that the adjustments to margin related to non-cash deferred royalty revenue, non-cash prepaid royalty amortization, restructuring and disposal costs and certain non-cash expenses do not constitute part of Qorvo's ongoing operations and therefore the exclusion of these items provides management and investors with better visibility into the actual revenue and actual costs required to generate revenues over time and gives management and investors a more effective means of evaluating our historical and projected performance. We believe disclosure of non-GAAP gross margin has economic substance because the excluded expenses do not represent continuing cash expenditures and, as described above, we have little control over the timing and amount of the expenses in question.

© Qorvo, Inc. 82 Supplemental information on Non-GAAP financial measures (continued) Qorvo Investor Day Presentation Non-GAAP operating margin. Non-GAAP operating margin excludes stock-based compensation expense, amortization of intangible assets, restructuring and disposal costs, acquisition and integration related costs, intellectual property rights (IPR) litigation costs, loss (gain) on assets, start-up costs and certain non-cash expenses. We believe that presentation of a measure of operating margin that excludes amortization of intangible assets and stock-based compensation expense is useful to both management and investors for the same reasons as described above with respect to our use of non-GAAP gross margin. We believe that restructuring and disposal costs, acquisition and integration related costs, IPR litigation costs, loss (gain) on assets, start-up costs and certain non-cash expenses do not constitute part of Qorvo's ongoing operations and therefore, the exclusion of these costs provides management and investors with better visibility into the actual costs required to generate revenues over time and gives management and investors a more effective means of evaluating our historical and projected performance. We believe disclosure of non-GAAP operating margin has economic substance because the excluded expenses are either unrelated to ongoing operations or do not represent current cash expenditures. Free cash flow. Qorvo defines free cash flow as net cash provided by operating activities during the period minus property and equipment expenditures made during the period. We use free cash flow as a supplemental financial measure in our evaluation of liquidity and financial strength. Management believes that this measure is useful as an indicator of our ability to service our debt, meet other payment obligations and make strategic investments. Free cash flow should be considered in addition to, rather than as a substitute for, net income as a measure of our performance and net cash provided by operating activities as a measure of our liquidity. Additionally, our definition of free cash flow is limited, in that it does not represent residual cash flows available for discretionary expenditures due to the fact that the measure does not deduct the payments required for debt service and other contractual obligations. Therefore, we believe it is important to view free cash flow as a measure that provides supplemental information to our entire statement of cash flows. EBITDA. Qorvo defines EBITDA as earnings before interest expense and interest income, income tax expense (benefit), depreciation and intangible amortization. Management believes that this measure is useful to evaluate our ongoing operations and as a general indicator of our operating cash flow (in conjunction with a cash flow statement which also includes among other items, changes in working capital and the effect of non-cash charges).

© Qorvo, Inc. 83 Supplemental information on Non-GAAP financial measures (continued) Qorvo Investor Day Presentation Net debt. Net debt is defined as unrestricted cash, cash equivalents and short-term investments minus any borrowings under our credit facility and the principal balance of our senior unsecured notes. Management believes that net debt provides useful information regarding the level of Qorvo's indebtedness by reflecting cash and investments that could be used to repay debt. Forward-looking non-GAAP measures. This presentation contains forward-looking non-GAAP measures including free cash flow, gross margin, operating expenses and operating margin. We provide these non-GAAP measures to investors on a prospective basis for the same reasons (set forth above) that we provide them to investors on a historical basis. We are unable to provide a reconciliation of these forward-looking non-GAAP financial measures to the most directly comparable forward-looking GAAP financial measures because due to variability and difficulty in making accurate projections for items such as stock-based compensation, integration related costs, restructuring charges and the provision for income taxes, we are unable to quantify certain amounts that would be required to be included in the GAAP measures without unreasonable effort. We believe such reconciliations would imply a degree of precision that would be confusing or misleading to investors. Limitations of non-GAAP financial measures. The primary material limitations associated with the use of non-GAAP gross margin, non-GAAP operating margin, free cash flow, EBITDA, and net debt, as an analytical tool compared to the most directly comparable GAAP financial measures of gross margin, operating income, net income, and net cash provided by operating activities are (i) they may not be comparable to similarly titled measures used by other companies in our industry, and (ii) they exclude financial information that some may consider important in evaluating our performance, thus limiting their usefulness as a comparative tool. We compensate for these limitations by providing full disclosure of the differences between these non-GAAP financial measures and the corresponding GAAP financial measures, including a reconciliation of the non-GAAP financial measures to the corresponding GAAP financial measures where necessary, to enable investors to perform their own analysis of our gross profit and gross margin, operating expenses, operating income, net income, net income per diluted share and net cash provided by operating activities. We further compensate for the limitations of our use of non-GAAP financial measures by presenting the corresponding GAAP measures more prominently.